SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a party other than the Registrant [_]

                        [X]  Preliminary Proxy Statement

      [_]  Confidential, for Use of the Commission only (as permitted by Rule
                                  14a-6(e)(2))

                        [  ]  Definitive Proxy Statement

                      [_]  Definitive Additional Materials

         [_] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                 @POS.COM, INC.
                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

   [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies: N/A

      (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

             (4) Proposed maximum aggregate value of transaction: N/A

                             (5) Total fee paid: N/A

               [_] Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         (1) Amount Previously Paid: N/A
              (2) Form, Schedule or Registration Statement No.: N/A

                              (3) Filing Party: N/A

                               (4) Date Filed: N/A

                                        @
                                       POS
                                      .COM



                                 @POS.COM, INC.
                             3051 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134
                                 (408) 468-5400


                                                               November 19, 2001


Dear  Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of @POS.com, Inc. that will be held on December 18, 2001, at 1:30 P.M. Pacific Standard Time, at the Company's offices at 3051 North First Street, San Jose, California 95134.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 2001 Annual Report to Stockholders is also enclosed.

     The Board of Directors and management look forward to seeing you at the meeting.

                                  Sincerely  yours,





                                  Llavanya  Fernando
                                  Chairman of the Board, Chief Executive Officer and Chief Technology Officer

                                 @POS.COM, INC.
                             3051 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134
                                 (408) 468-5400

                                 _______________
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held December 18, 2001
                                 ______________

To the Stockholders of @POS.com, Inc.:

     The Annual Meeting of Stockholders of @POS.com, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices at 3051 North First Street, San Jose, California 95134, on Tuesday, December 18, 2001, at 1:30 P.M. Pacific Standard Time, for the following purposes:

     1. To elect directors to serve until the next Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

     2. To consider and act upon a proposal to amend the Fourth Article of the Certificate of Incorporation of the Company increasing the authorized Common Stock, par value $0.001 per share, from 12,000,000 to 50,000,000;

     3. To consider and vote upon a proposal to amend the Company's 1996 Stock Plan to increase the number of shares available for grant thereunder from 3,450,000 shares to 3,950,000 shares; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

     Stockholders of record at the close of business on October 26, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the meeting and at the Secretary's office, 3051 North First Street, San Jose, California, for ten days before the meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE MEETING.

                               By Order of the Board of Directors



                               Gary  Rummelhoff
                               Secretary
                               November  19,  2001

                                 @POS.COM, INC.
                             3051 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134
                                 ______________

                                 PROXY STATEMENT
                                 ______________

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of @POS.com, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 3051 North First Street, San Jose, California, 95134, on Tuesday, December 18, 2001, at 1:30 P.M., Pacific Standard Time, and any postponement or adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the three nominees for director listed in this Proxy Statement, "FOR" approval of the proposal to amend the Fourth Article of the Certificate of Incorporation of the Company, and "FOR" approval of the proposal to amend the 1996 Stock Plan.

     Stockholders of record at the close of business on October 26, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. At the close of business on that date, 8,738,874 shares of the Company's common stock, $.001 par value (the "Common Stock"), were issued and outstanding, no shares of the Company's Series A Preferred Stock were issued and outstanding, 460,047 shares of the Company's Series B Preferred Stock, $.001 par value, were issued and outstanding, no shares of the Company's Series C Preferred Stock were issued and outstanding, and 1,273,149 shares of the Company's Series D Preferred Stock,
$.001 par value (together with the Series B Preferred Stock, the "Preferred Stock") were issued and outstanding. The presence in person or by proxy of the holders of a majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. For all matters, each share of Common Stock is entitled to one vote for each share held as of the Record Date, each share of Series B Preferred Stock is entitled to approximately
2.03 votes for each share held as of the Record Date and each share of Series D Preferred Stock is entitled to approximately 1.02 votes for each share held as of the Record Date. Fractional votes relating to the Series B Preferred Stock and Series D Preferred Stock shall be rounded to the nearest whole number (with one-half being rounded upward).

     Directors are elected by a plurality vote. That means the three nominees will be elected if they receive more affirmative votes than any other nominees. Each stockholder entitled to vote for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. If any stockholder gives such notice, all stockholders may cumulate their votes for the candidates in nomination. In the event cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal 1 - Election of Directors." The other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.
Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

     The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock and Preferred Stock.

     This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about November 19, 2001.

                                    IMPORTANT

     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR
     NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR TO VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors proposes the election of three directors of the Company to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

     Names of the nominees and certain biographical information about them are set forth below:

     LLAVANYA FERNANDO, 49, has served as Chairman of the Board of Directors and Chief Executive Officer since January 2001 and as Chief Technology Officer since April 1998. He also served as the Company's Chief Operating Officer from January 2000 to January 2001, and Vice President of Engineering from December 1995 to April 1998. Prior to joining the Company, Mr. Fernando served as Vice President of Research and Development at Inforite Corporation, a hand held device company, from May 1995 to November 1995. From March 1993 until May 1995, Mr. Fernando held the position of Strategic Business Development Manager at Wyse Technology, a terminal peripherals manufacturing company. Mr. Fernando received B.S. and M.S. degrees in the field of Electronics and Systems Engineering from the University of Reading in the United Kingdom.

     MATTHEW C. GRAVES, 45, has served as a member of the Board of Directors since January 2001. He has served as Vice President - Mergers & Acquisitions at Commerce One, a marketplace solutions company, since October 2000. Prior to joining Commerce One, Mr. Graves served as Senior Vice President of Business Development at Biztro, Inc., from March 2000 to October 2000. From November 1999 to March 2000, Mr. Graves served as President and a director of Allstate Bank. From January 1997 to October 1999, Mr. Graves served as Senior Vice President of Payments Strategies at Wells Fargo Bank, N.A. From October 1989 to January 1997, Mr. Graves served as President at FirsTech, Inc., a payment solutions company. Mr. Graves received a B.S. in Accountancy from Northern Illinois University and an M.B.A. from the University of Illinois.

     JAMES DORRIAN, 48, has served as a member of the Board of Directors since October 2001. He was appointed to the Board of Directors pursuant to our Merger Agreement and Plan of Reorganization with Crossvue, Inc. He has served as General Partner of Crosspoint Venture Partners, an early stage private equity investment company since August 1998. Mr. Dorrian served as Chairman, Chief Executive Officer, and Co-Founder of Arbor Software from March 1991 to July 1998. Prior to March 1991, Mr. Dorrian served as the President of Solutions Technology, Inc., a software consulting firm specializing in financial software systems development. Mr. Dorrian received a B.S. in Economics from Indiana University.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

     The nominees receiving the highest number of affirmative votes of the shares entitled to be voted at the Annual Meeting shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTOR OF EACH
--------------------------------------------------------------------------------
OF THE NOMINEES SET FORTH ABOVE.
-------------------------------

SERIES  D  PREFERRED  STOCK  DIRECTOR

     The holders of the Series D Preferred Stock may elect the Series D Preferred Stock Director, provided that such person is reasonably acceptable to the Company's Board of Directors. For your information, the holders of the Series D Preferred Stock have designated by written consent Edward M. Kolasinski as the Series D Preferred Stock Director. Certain biographical information regarding Mr. Kolasinski is set forth below:

     EDWARD M. KOLASINSKI, 43, has served as a director of the Company since October 2000. Mr. Kolasinksi has served as Vice President, Finance and Chief Financial Officer of Welch Allyn Protocol, Inc., a medical equipment company and a wholly owned subsidiary of Welch Allyn, Inc., since August 2000, at which time Welch Allyn, Inc., acquired Protocol Systems, Inc. From September 1999 to July 2000, Mr. Kolasinski served as Vice President, Finance, Chief Financial Officer and Treasurer of Protocol Systems, Inc., a medical equipment company. From July 1996 to August 1999, Mr. Kolasinski served as President of Pryon Corporation, a medical equipment company, after its acquisition by Protocol Systems, Inc., in July 1996. From 1990 to July 1996, Mr. Kolasinski served as Vice President, Finance and Chief Financial Officer of Pryon Corporation. Mr. Kolasinski received a B.S. in Business Administration from the University of Wisconsin.

BOARD  MEETINGS  AND  COMMITTEES

     The Board of Directors held 10 meetings during the fiscal year ended June 30, 2001. In addition, the Board of Directors approved certain matters by unanimous written consent without a meeting. Of the nominees for director, both Llavanya Fernando and Matthew Graves were members of the Board of Directors during the fiscal year ended June 30, 2001.

     The Board of Directors has established a Compensation Committee and an Audit Committee.

     The current members of the Compensation Committee are Matthew Graves and Edward Kolasinksi. The Compensation Committee held one meeting during the fiscal year ended June 30, 2001. The Compensation Committee's functions are to determine annual cash compensation of officers, and to deal with issues relating to stock options and other incentive compensation.

     The current members of the Audit Committee are Matthew Graves and Edward Kolasinski. The Audit Committee held two meetings during the fiscal year ended June 30, 2001. The Audit Committee also met once in August, 2001 to review the financial statements for the fiscal year ended June 30, 2001. The Audit
Committee's functions are to review and monitor the corporate financial reporting and the internal and external audits of the Company. Additional information regarding the Audit Committee, including the Audit Committee Report, appear in the section of this Proxy Statement entitled "Audit Committee."

COMPENSATION  OF  DIRECTORS

     Other than as set forth below, the Company has not paid any annual retainer, per-meeting fee, or any other compensation to any director or former director, aside from fees payable to such directors for their services as officers or employees of the Company.

     On January 26, 2001, Matthew C. Graves received options to purchase 100,000 shares of Common Stock at an exercise price of $0.2656 per share. The options have a four year vesting period, with 25% vesting after 1 year and monthly thereafter. These options are subject to 100% acceleration of vesting at change of control.

     On May 8, 2001, Mr. Graves received options to purchase an additional 25,000 shares of Common Stock at an exercise price of $0.30 per share, vesting ratably over a 48-month period. These options are subject to 100% acceleration of vesting at change of control.

     On May 8, 2001, Edward M. Kolasinski received options to purchase 90,000 shares of Common Stock at an exercise price of $0.30 per share. The options have a four year vesting period, with vesting 25% on October 1, 2001 and monthly thereafter.

REPORT  OF  THE  AUDIT  COMMITTEE

     The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such report by specific reference.

     The Audit Committee of the Board of Directors is currently composed of two independent directors. The Board of Directors has not yet adopted a formal written audit committee charter.

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. This Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. In so doing, the Committee considered whether the provision of non-audit services to the Company was compatible with maintaining their independence. The Committee also reviewed the amount of fees paid to Arthur Andersen for both audit and non-audit services.

     Based upon the Committee's discussion with management and the independent accountants and its review of the representation of management and the report of the independent accountants, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of October 26, 2001, as to shares of the Common Stock and Preferred Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock and Preferred Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named under "Executive Officers-Summary Compensation Table," and (iv) all current directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.

                                                                                    AMOUNT AND
                                                                                    NATURE OF
                                                                                    BENEFICIAL     PERCENT
TITLE OF CLASS               NAME AND ADDRESS OF BENEFICIAL OWNER (1)              OWNERSHIP (2)   OF CLASS
---------------  ----------------------------------------------------------------  -------------  ---------

Common Stock     Llavanya Fernando (3)                                                   390,604       4.4%
Common Stock     Gary Rummelhoff  (4)                                                     56,857         *
Common Stock     James Boyer (5)                                                          48,123         *
Common Stock     Dennis Kraft                                                                  0         *
Common Stock     Matthew C. Graves (6)                                                     3,645         *
Common Stock     Edward M. Kolasinski (7)                                                 26,250         *
Common Stock     Michael Dorsey                                                          111,111       1.3
Common Stock     David M. Licurse, Sr.                                                         0         *
Common Stock     Aziz Valliani                                                           253,933       2.9
Common Stock     U.S. Venture Partners                                                 1,090,361      12.5
                      Attn: David Hesse
                      Curtis, Malett-Prevost, Colt & Mosle LLP
                      101 Park Ave.
                      New York, NY 10178-0061
Common Stock     Wilmot Living Trust (8)                                                 547,187       6.3
                      13333 La Cuesta Drive
                      Los Altos, CA 94022
Common Stock     Crosspoint Venture Partners                                           3,098,547      35.5
                      2925 Woodside Road
                      Woodside, CA  94062

Common Stock     All directors and executive officers as a group (6 persons) (11)      3,624,026      39.9
Series B         Life Investors Insurance Company of America                             352,942      76.7
Preferred Stock       4333 Edgewood Road NE
                      Cedar Rapids, IA 52499
Series B         Rainbow Technologies                                                     90,993      19.8
Preferred Stock       50 Technology Drive
                      Irvine, CA 92718
Series D         Welch Allyn, Inc. (10)                                                1,273,149     100.0
Preferred Stock       4619 Jordan Road
                      Skaneateles Falls, NY 13153
Preferred Stock  All directors and executive officers as a group (6 persons) (7)       1,273,149      73.5
_________

*     Less  than  1%.

(1) Unless otherwise indicated, the address for all persons is c/o @POS.com, Inc., 3051 North First Street, San Jose, California 95134.
(2) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual or entity has the right to acquire


                                        6

     within 60 days of October 26, 2001 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
(3) Consists of 179,049 shares held by the Llavanya X. Fernando Trust for which Mr. Fernando has voting and investment control, 2,150 shares held by Mr. Fernando directly, and 209,405 shares subject to currently exercisable options or options exercisable within 60 days of October 26, 2001.
(4) Consists of 51, 201 shares subject to currently exercisable options or options exercisable within 60 days of October 26, 2001.
(5) Consists of 48,123 shares subject to currently exercisable options or options exercisable within 60 days of October 26, 2001.
(6) Consists of 3,645 shares subject to currently exercisable options or options exercisable within 60 days of October 26, 2001.
(7) Consists of 26,250 shares subject to currently exercisable options or options exercisable within 60 days of October 26, 2001.
(8) Includes 37,203 shares subject to currently available options or options exercisable within 60 days of October 26, 2001 granted to Robb Wilmot. Dr. Wilmot is a trustee of the Wilmot Living Trust, an adviser to the Company's Board of Directors, a former consultant to the Company and a former director.
(9) Includes 375,418 shares subject to currently exercisable options or options exercisable within 60 days of October 26, 2001.
(10) Edward M. Kolasinski, Vice President, Finance and Chief Financial Officer of Welch Allyn Protocol, Inc., a wholly owned subsidiary of Welch Allyn, Inc. and a director of the Company, disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(11) Includes 338,724 shares subject to currently exercisable options or options exercisable within 60 days of October 29, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 2001, the Company realized $4,669,261 in license revenue from Hand Held Products, a Welch Allyn affiliate. Edward Kolasinski, a current member of the Company's Board of Directors, is a senior executive of Welch Allyn Protocol, Inc., a wholly owned subsidiary of Welch Allyn, Inc. In addition, Welch Allyn, Inc. owns 100% of the Company's outstanding shares of Series D Preferred Stock.

     As previously disclosed by the Company in its Annual Report on Form 10-KSB and its Current Report on Form 8-K dated October 15, 2001, on September 28, 2001, the Company completed the acquisition (the "Acquisition") of Crossvue, Inc. ("Crossvue"), a Delaware corporation, pursuant to a Merger Agreement and Plan of Reorganization by and among the Company, Crossvue, and certain shareholders of Crossvue and Crossvue Acquisition Corporation ("CAC"), a Delaware corporation and wholly-owned subsidiary of the Company formed for the purpose of effecting the merger.

     Prior to the merger, the Company owned 95% of Crossvue's common stock, which constituted approximately 35% of the equity securities of Crossvue. Prior to the merger, the Company's Chief Executive Officer, Llavan Fernando, owned less than one percent of the Series A Preferred Stock of Crossvue and was a director and shareholder of one share of common stock of Crossvue Limited, which was a wholly owned subsidiary of Crossvue. The Company and Crossvue were parties to a License, Development and Distribution Agreement with Hewlett Packard-VeriFone and were parties to a licensing agreement with American Express. The Company has no representative on the board of directors of Crossvue. Other than as described above, there were no material relationships between the Company or its affiliates, and Crossvue or its affiliates, or between any officers or directors of the Company or its affiliates, and the officers or directors of Crossvue or its affiliates. James Dorrian was appointed to the Board of Directors pursuant to our Merger Agreement and Plan of Reorganization with Crossvue, Inc.

EXECUTIVE  OFFICERS

     The executive officers of the Company include Llavanya Fernando, Chairman of the Board of Directors, Chief Executive Officer and Chief Technology Officer, about whom information is provided above, and the following persons:

NAME             AGE                    POSITION
---------------  ---  --------------------------------------------

Gary Rummelhoff   46  Chief Financial Officer

James Boyer       50  Vice President, Operations

Dennis Kraft      46  Vice President, Business Development & Sales

EXECUTIVE  PROFILES

     GARY RUMMELHOFF has served as the Chief Financial Officer since March 2000 and Vice President of Operations from March 2000 to April 2001. Prior to joining the Company, Mr. Rummelhoff served as acting Chief Financial Officer and Secretary at Advantest America, Inc., a semiconductor equipment manufacturing company, from July 1998 to March 2000. From November 1993 to July 1998, Mr. Rummelhoff held several senior level finance positions at Software Logistix Corp. (d.b.a. Logistix), a manufacturing services company, including Director of Finance, Director of Business Strategy & Alliance and Corporate Controller. Mr. Rummelhoff received a B.S. in Business Administration from the University of Missouri and an M.B.A. from Southern Methodist University.

     JAMES BOYER has served as Vice President of Operations since April 2001 and Vice President, Business Development from August 2000 to April 2001. Prior to joining the Company, Mr. Boyer served as Director of Global Product Marketing for the DVD division of Zomax, Inc. from January 1999 to August 2000. From March 1993 to December 1998, Mr. Boyer served as Vice President of Kao Infosystems, a software services company. Mr. Boyer received a B.S. in Electrical Engineering from the University of Delaware.

     DENNIS KRAFT has served as the Vice President, Business Development and Sales since April 2001. Prior to joining the Company, Mr. Kraft served as Vice President, Sales for InfoSpace, an internet services company, from March 1998 to March 2001. From March 1997 to March 1998, Mr. Kraft served as Senior Vice President, Sales for SunTech Processing Systems, an ATM software company. From February 1989 to March 1997, Mr. Kraft has served as Senior Vice President of Sales for First USA Paymentech, a card processing company. Mr. Kraft received a B.A. in Marketing from Ohio State University.

EXECUTIVE  COMPENSATION

     The following table summarizes all compensation paid to the Company's former Acting Chief Executive Officer, former Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose annual compensation exceeded $100,000 for services rendered in all capacities to the Company for the fiscal years ended June 30, 2001, 2000 and 1999.

                                     SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION     LONG TERM COMPENSATION AWARDS
                                           ---------------------  ---------------------------------
NAME AND PRINCIPAL POSITION          YEAR  SALARY ($)  BONUS ($)  SECURITIES UNDERLYING OPTIONS (#)
-----------------------------------  ----  ----------  ---------  ---------------------------------
Llavanya Fernando                    2001     200,000     55,314                            431,616
     Chairman of the Board, Chief    2000     190,053     38,131                            256,824
     Executive Officer and Chief     1999     173,400     30,000                             17,500
     Technology Officer; Former
     Chief Operating Officer

Gary Rummelhoff                      2001     158,000     28,240                             47,500
     Chief Financial Officer and     2000      53,882      5,000                            100,000
     Secretary
James Boyer                          2001     160,006      3,750                            160,000
     Vice President of Operations
Dennis Kraft                         2001      44,577        ---                            110,000
     Vice President, Business
     Development
Michael Dorsey (1)                   2001      71,483      5,643
     Former Acting Chief             2000      16,410        ---                            255,000
     Executive Officer

Aziz Valliani (2)                    2001         ---     75,469
     Former Director and Former      2000     155,729    101,200                            160,000
     President and Chief Executive   1999     287,500     95,000                             30,000
     Officer



(1)  Mr.  Dorsey served as the Company's Acting Chief Executive Officer from May 2000 until December
2000.
(2) Mr. Valliani served as a Director and as the Company's President and Chief Executive Officer from
January 1996 until January 2000.

_____________
     The following tables set forth certain information for the fiscal year ended June 30, 2001 with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above.

                                      OPTION GRANTS IN FISCAL YEAR 2001

                                                                         POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                               ANNUAL RATES OF STOCK PRICE
                                     INDIVIDUAL GRANTS                     APPRECIATION FOR OPTION TERM ($)(5)
                   --------------------------------------------------  ------------------------------------------
                    NUMBER OF       % OF
                   SECURITIES   TOTAL OPTIONS
                   UNDERLYING     GRANTED TO    EXERCISE
                     OPTIONS     EMPLOYEES IN     PRICE    EXPIRATION
       NAME          GRANTED     FISCAL YEAR    ($/SHARE)     DATE              5%                   10%
-----------------  -----------  --------------  ---------  ----------  --------------------  --------------------

Llavanya Fernando  431,616 (1)           31.2%      0.300    5/8/2011               81,432               206,365

Gary Rummelhoff     12,500 (2)            0.9       2.094    9/8/2010               16,461                41,716
                    25,000 (1)            1.8       0.300    5/8/2011                4,717                11,953

James Boyer        110,000 (2)            7.9       2.094    9/8/2010              144,859               367,102
                    25,000 (2)            1.8       2.094    9/8/2010               32,922                83,432
                    25,000 (1)            1.8       0.300    5/8/2011                4,717                11,953

Dennis Kraft       100,000 (1)            7.2       0.500   4/24/2011               31,445                79,687

----------------

   (1)  These  options  have a 10-year term and vest monthly over 48 months.  These options are subject to a 100%
        acceleration  at  change  of  control.
   (2)  These  options  have  a  10-year  term  and  vest  at  the  rate  of  25%  per year over a 4-year period.
   (3)  The  5%  and  10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange
        Commission  and  do  not  represent the Company's estimate or projection of the future price of its Common
        Stock. There can be no assurance that any  of  the  values  reflected  in  the  table  will  be  achieved.

        AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2001 AND OPTION VALUES AT JUNE 30, 2001

                                                                                        VALUE OF
                                                           NUMBER OF                  UNEXERCISED
                                                     SECURITIES UNDERLYING            IN-THE-MONEY
                                                     UNEXERCISED OPTIONS AT            OPTIONS AT
                                                       JUNE 30, 2001 (#)         JUNE 30, 2001 ($) (1)
                   SHARES ACQUIRED      VALUE      --------------------------  --------------------------
NAME               ON EXERCISE (#)   REALIZED ($)  EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
-----------------  ----------------  ------------  --------------------------  --------------------------
Llavanya Fernando               ___           ___             176,031/591,909                    0/25,897

Gary Rummelhoff                 ___           ___              33,583/103,647                     31/1469

James Boyer                     ___           ___                 520/159,480                     31/1469

Dennis Kraft                    ___           ___                   0/100,000                         0/0

--------------
(1)     Calculated  by  determining  the  difference  between  the  fair  market  value of the securities underlying  the  option at June 30, 2001 ($0.36 per share as determined by the average of the ask and bid prices on the OTC market on June  30,  2001)  and  the  exercise  price  of  the  option.

EMPLOYMENT  AGREEMENTS

     On September 21, 2001, the Company and Llavanya Fernando entered into an Executive Employment Agreement, which established a termination and serverance agreement for Mr. Fernando. Per the Agreement, the Company may terminate Mr. Fernando without cause upon not less than thirty (30) days notice. Upon termination of employment without cause, Mr. Fernando shall receive from the
Company: his base salary for a period of one (1) year, any bonuses earned by him that have not been paid as of the date of termination, continued medical insurance coverage for a period of one (1) year, and assistance in job placement up to $20,000. If terminated prior to May 8, 2002, stock options in the amount of 107,904 shall immediately vest and Mr. Fernando shall have the right to exercise such options up to twelve (12) months from the date of his termination.

                                   PROPOSAL 2

   PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE
       COMPANY INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

General

     On October 11, 2001, the Company's Board of Directors unanimously approved a resolution to amend the Fourth article of the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 12,000,000, par value $0.001 per share to 50,000,000, par value $0.001 per share. The presently authorized 3,071,274 shares of Preferred Stock, par value $0.001 per share, would remain unchanged. The proposed amendment would have no effect on the 70,000 authorized shares of Series A Preferred Stock, none of which are outstanding, the 1,700,000 shares of Series B Preferred Stock, 460,047 of which are issued and outstanding, the 28,125 shares of Series C Preferred Stock, none of which are outstanding, or the 1,273,149 shares of Series D Preferred Stock, all of which are issued and outstanding. The respective rights, preferences and privileges of the Series A, B, C, and D Preferred Stock, would remain unchanged.

     The increase of authorized shares of Common Stock will be effected by an amendment to the Fourth article of the Company's Certificate of Incorporation, and such increase will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware. The proposed Amendment, if adopted by the Stockholders, would increase the number of shares of Common Stock which the Company has authority to issue from 12,000,000 shares to 50,000,000 shares.

     The additional shares of Common Stock to be authorized would be identical to the existing Common Stock in all respects. The holders of the Company's Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. On any liquidation of the Company, after payment of all indebtedness, the assets of the Company will be distributed pro rata to the holders of the Common Stock, subject to such rights as may have been granted to any holders of preferred stock. Holders of the Common Stock have no preemptive rights and are entitled to one vote for each share held on each matter submitted to a vote of stockholders.

     The number of shares of Common Stock listed and outstanding as of this Proxy Statement is 8,738,874, which number is less than the currently authorized 12,000,000 shares. However, the Company has issued warrants, options, Series A, B, C and D Preferred Stock and other convertible securities for financing purposes ("Convertible Securities"), and if all the outstanding Convertible Securities were immediately converted into shares of Common Stock the number of outstanding shares would increase to approximately 14,327,112. The proposed Amendment will result in increasing the number of shares of Common Stock authorized but unissued from 3,261,126 to 41,261,126. These shares will be available for issuance at the discretion of the Board of Directors from time-to-time for any proper corporate purpose, generally without further action of Stockholders. Other than the convertible securities described above, there are no present agreements, understandings or plans with respect to the issuance of additional shares.

     Accordingly, an increase in the number of authorized shares of Common Stock is necessary in order for the Company to satisfy its legal obligations to the holders of the Convertible Securities. In addition, the Board of Directors has determined that it would be in the best interests of the Company to further increase the number of authorized shares of Common Stock to 50,000,000. The Company believes that having such additional shares available for issuance will enable the Company to take prompt action on such corporate opportunities as may materialize in the future if the Board of Directors of the Company deems such issuance to be in the best interest of the Company. The disadvantage of such increase is that any additional issuances of Common Stock will dilute the percentage of the Company owned by existing stockholders. The additional California and Delaware franchise tax with respect to the additional shares is minimal.

Recommendation  and  Vote

     The resolution to be voted upon to effect the amendment to the Certificate of Incorporation increasing the authorized shares of Common Stock of the Company to 50,000,000 is set forth in Exhibit "A" to this Proxy Statement.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote shall be necessary for adoption of the proposed Amendment. Should stockholder approval not be obtained the Company's ability to raise capital and honor the conversion of outstanding convertible securities will be limited.

     The Board recommends that the stockholders vote FOR approval of an increase to the authorized number of shares and an amendment to the Certificate of Incorporation which provides for an increase for the authorized number of shares of 12,000,000 to 50,000,000 shares of Common Stock reserved for issuance.

                                   PROPOSAL 3

                      PROPOSAL TO AMEND THE 1996 STOCK PLAN

     In October 2001, the Board of Directors approved an amendment to the Company's 1996 Stock Plan (as amended, the "1996 Stock Plan"), subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the principal features of the 1996 Stock Plan is qualified by reference to the terms of the 1996 Stock Plan, a copy of which is filed as an exhibit to our Form 10-KSB for the fiscal year ended June 30, 2000.

SUMMARY  OF  AMENDMENT

     The amendment to the 1996 Stock Plan approved by the Board of Directors and submitted for stockholder approval is an increase in the number of shares of Common Stock reserved for issuance under the 1996 Stock Plan by 500,000 shares from 3,450,000 to 3,950,000.

1996  STOCK  PLAN

     The 1996 Stock Plan was adopted by the Board of Directors on October 22, 1996 and first approved by the Company's stockholders on January 31, 1997. The purposes of the 1996 Stock Plan are to enable the Company to attract and retain the best available personnel for positions of substantial responsibility within the Company, to provide additional incentive to employees, directors and consultants of or to the Company, and to promote the success of the Company's business.

     The 1996 Stock Plan provides for the grant of stock purchase rights ("SPRs"), and both incentive stock options ("ISOs") to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSOs") to purchase Common Stock that do not qualify for such treatment under the Code. All employees (including officers) and directors of the Company or any subsidiary and any consultant (including an advisor) who is engaged to render services for the Company or a subsidiary are eligible to receive awards of shares or grants of NSOs. Only employees are eligible to receive grants of ISOs. As of October 26, 2001, 55 employees were eligible to be considered for the grant of options under 1996 Stock Plan.

     A total of 3,950,000 shares of Common Stock (including the 500,000 shares subject to stockholder approval) have been reserved for issuance under the 1996 Stock Plan. If any option granted under the 1996 Stock Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. As of October 26, 2001, the Company had outstanding options under the Stock Plan to purchase an aggregate of 2,705,630 shares of Common Stock at exercise prices ranging from $0.1562 to $5.875 per share, or a weighted average per share exercise price of $1.17. A total of 785,134 shares of Common Stock (including the 500,000 shares subject to stockholder approval) are available for future grant of options under the 1996 Stock Plan.

     The Compensation Committee has not made any determination with respect to future awards under the 1996 Stock Plan, including any award of the additional 500,000 shares of stock that the stockholders are being asked to approve, and any allocation of such awards, will be made only in accordance with the provisions of the 1996 Stock Plan. The Company believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company.

     Details on options granted during the fiscal year ended June 30, 2001 to the executive officers named in the Summary Compensation Table are presented in such table. In addition, during the fiscal year ended June 30, 2001, the following persons or groups received, in total, options or SPRs to purchase shares of Common Stock under the 1996 Stock Plan as follows: (i) all current executive officers of the Company, as a group: 729,116 shares; (ii) all current directors who are not executive officers, as a group: 215,000 shares; (iii) each nominee for director (other than Llavanya Fernando, who is listed in the Summary Compensation Table): Matthew C. Graves, 125,000 shares, and Edward M. Kolasinski, 90,000 shares; and (iv) all employees of the Company, including all current officers who are not executive officers, as a group: 440,574 shares.

     ADMINISTRATION

     By its terms, the 1996 Stock Plan may be administered by the Board of Directors or a committee of the Board of Directors, which committee shall, in the case of options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, consist of two or more "outside directors" within the meaning of Section 162(m) of the Code. The 1996 Stock Plan currently is administered by the Compensation Committee, which consists of two disinterested members of the Board of Directors. Subject to the limitations set forth in the 1996 Stock Plan, the Compensation Committee has the authority to determine, among other things, to whom options or SPRs will be granted, the number of shares to be granted, the term during which an option or SPR may be exercised and the rate at which the options or SPRs may be exercised.

     TERMS  OF  OPTIONS  AND  OF  SHARES  OFFERED  FOR  SALE

     Options and SPRs granted under the 1996 Stock Plan are not generally transferable by the optionee, and each option and SPR is exercisable during the lifetime of the optionee only by such optionee. Stock options granted under the 1996 Stock Plan must be exercised by the optionee before the earlier of the expiration of such option or the date three months after termination of the optionee's employment, or within 12 months after such optionee's termination by death or disability (or such other period of time specified in the optionee's option agreement), but in no event later than the expiration of the option's term as set forth in the notice of grant. In the case of SPRs, unless the Compensation Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Compensation Committee.

     The exercise price of all ISOs granted under the Stock Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of NSOs and SPRs granted under the Stock Plan is determined by the Compensation Committee, but with respect to NSOs intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the exercise price must be at least equal to the fair market value of the Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any ISO must be at least 110% of the fair market value of the Common Stock on the grant date and the term of such ISO must not exceed five years. The term of all other options granted under the 1996 Stock Plan may not exceed 10 years. The Company receives no monetary consideration for the granting of options or SPRs under the 1996 Stock Plan. On October 17, 2001, the closing sale price per share for the Common Stock on the OTC Bulletin Board was $0.36. The exercise price must be paid in full at the time of exercise. Under the 1996 Stock Plan, the exercise price is payable in cash or, in certain circumstances, by cashless exercise under a program implemented by the Company, by Common Stock or by promissory note.

     Options and SPRs may have such terms and be exercisable in such manner and at such times as the Compensation Committee may determine. A holder of shares issued pursuant to the exercise of options or SPRs under the 1996 Stock Plan has the same voting, dividend and other rights as the Company's other holders of Common Stock.

     AMENDMENT  AND  TERMINATION

     The 1996 Stock Plan may be amended, altered, suspended or terminated at any time by the Board of Directors, subject to applicable laws and provided that no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the 1996 Stock Plan. Unless sooner terminated by the Board of Directors, the 1996 Stock Plan will terminate on October 22, 2006, and, following such date, no further options may be granted or stock sold pursuant to such plan except upon the exercise of options granted prior to the termination date.

     EFFECT  OF  CERTAIN  CORPORATE  EVENTS

     In the event of any increase or decrease in the number of shares of Common Stock resulting from any stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board of Directors will make proportionate adjustments in the number and/or exercise price of outstanding options or SPRs and/or the number of shares available under the 1996 Stock Plan, as appropriate.

     In the event of a merger of the Company with or into another corporation, or a sale of all or substantially all of the Company's assets, each option or SPR shall be assumed or an equivalent option or right substituted by the successor corporation. If the outstanding options and SPRs are not assumed or substituted as described in the preceding sentence, the optionee shall fully vest in and have the right to exercise the option or SPR as to all of the optioned stock, including shares which would not otherwise exercisable. If an option or SPR becomes fully vested and exercisable in the event of a merger or sale of assets, the administrator of the 1996 Stock Plan shall notify the optionee that the option or SPR shall be fully vested and exercisable for a period of 15 days from the date of the notice, and the option or SPR will terminate upon the expiration of such period.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND SPRS UNDER THE 1996 STOCK PLAN

     Neither the optionee nor the Company will incur any federal income tax consequences as a result of the grant of an ISO, NSO or an SPR.

     The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised.

     Upon  exercising  an  NSO  or  an  SPR  with respect to shares that are not
                                                                             ---
subject to a substantial risk of forfeiture, the optionee generally must recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of purchase over the amount (if any) paid for the shares upon exercise; the Company will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO or SPR is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO or SPR.

     Upon exercising an NSO or an SPR with respect to shares that are subject to
                                                                  ---
a substantial risk of forfeiture, absent a section 83(b) election (as described below) an optionee will not recognize taxable income at the time the shares are purchased through exercise, and the Company will not be entitled to a deduction at that time. When the repurchase option lapses, the holder will recognize ordinary income in an amount equal to the excess of the then fair market value of those shares over the amount (if any) paid for the shares, and the Company will be entitled to a corresponding deduction. Dividends paid, with respect to the restricted shares, to the holder during the restriction period will be treated as compensation income to the holder and will be deductible as such by the Company.

     The tax treatment of a disposition of shares acquired upon exercise of an ISO, NSO or SPR depends upon how long the shares have been held and upon whether such shares were acquired by exercising an ISO or by exercising an NSO or SPR. The Company will not be entitled to a deduction in connection with a disposition of shares acquired through the exercise of an ISO, except in the case of a disposition of shares, acquired through the exercise of an ISO, before the applicable ISO holding periods have been satisfied (i.e., a disposition of shares, acquired by exercise of an ISO, within two years of the ISO grant or one year of the ISO exercise). Gains or losses realized by the holder upon disposition of shares acquired by the exercise of an NSO or an SPR will be treated as capital gains and losses (and eligible for long-term capital gains treatment if applicable holding periods of one year or more have been met), with the holder's basis in such shares equal to the fair market value of the shares when the repurchase option lapses.

     A holder of restricted stock acquired upon the early exercise of an NSO or an SPR may elect pursuant to section 83(b) of the Code to have the income recognized and measured by the spread between the fair market value at date of purchase and the exercise price (rather than fair market value at the later date of vesting upon lapse of the Company's repurchase option), and to have the applicable capital gain holding period commence as of the date of the section 83(b) election. Dividends paid on restricted shares for which a section 83(b) election has been made are reportable as dividend income.

     The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the 1996 Stock Plan.

VOTE  REQUIRED  AND  RECOMMENDATION  OF  BOARD  OF  DIRECTORS

     Approval of the amendment of the Company's 1996 Stock Plan will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. Should stockholder approval not be obtained the Board of Directors will consider other methods of issuing options outside the plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1996 STOCK
     --------------------------------------------------------------------------
     PLAN.
     ----



                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     The Annual Meeting will be held on December 18, 2001. The meeting relating to this proxy statement is considered the 2001 Annual Meeting of Stockholders. The Company anticipates that its 2002 Annual Meeting of Stockholders will be held in December 2002. To provide stockholders with the deadline for submitting stockholder proposals for the 2002 Annual Meeting, the Company has determined the deadline for receipt of proposals of stockholders that are intended to be included in the proxy statement and form of proxy based on the November 19, 2001 distribution date for the proxy materials for the 2001 Annual Meeting of Stockholders and in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received by the Secretary of the Company no later than July 23, 2002 to be included in the Company's proxy statement and form of proxy relating to that meeting.

     A stockholder's nomination for director for the 2002 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the nomination in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be timely, the Company's Bylaws provide that the Company must have received the stockholder's notice not less than 14 days nor more than 50 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 20 days prior to the meeting date, the Company must receive the stockholder's notice by the close of business on the 7th day after the day the Company mailed notice of the annual meeting date.

     In accordance with Exchange Act Rule 14a-4(c)(1), a proposal not included in the Company's proxy statement will be ineligible for presentation at the 2002 Annual Meeting of Stockholders unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be timely, the Rule provides that the Company must have received the stockholder's notice not less than 45 days prior to the scheduled date of the 2002 Annual Meeting. The Company hereby gives notice that a proposal not included in the Company's proxy statement will be ineligible for presentation at the 2002 Annual Meeting unless the stockholder gives notice in writing to the Company no later than October 6, 2002.

                                  OTHER MATTERS

     The Company knows of no other business that will be presented at the Annual Meeting. If any other busi-ness is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common
Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports.

     To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations from certain persons that certain of such reports were not required to be filed by such persons, no officer, director or person who owns more than 10% of a registered class of the Company's equity securities failed to file on a timely basis reports required under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended June 30, 2001, except that with respect to the following individuals the forms noted were not filed for the number of transactions indicated: Mr. Kolasinski, a Form 4 with respect to 1 transaction and Mr. Graves, a Form 4 with respect to 1 transaction. All of the following reports were filed by October 1, 2001 - Mr. Fernando, a Form 4 with respect to 1 transaction, Mr. Kraft, a Form 4 with respect to 2 transactions, Mr. Rummelhoff, a Form 4 with respect to 2 transactions, and Mr. Boyer, a Form 4 with respect to 1 transaction.

     Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                  By order of the Board of Directors.



                                  Llavanya  Fernando
                                  Chairman of the Board, Chief Executive Officer and Chief Technology Officer
                                  November 19, 2001

                                   EXHIBIT "A"


     1.     EXHIBIT A



                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION
                                       OF
                                 @POS.COM, INC.
                             A DELAWARE CORPORATION

The undersigned Chief Executive Officer of @POS.com, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

1. That the Board of Directors of said corporation by unanimous written consent dated as of October 11, 2001 adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED that the Certificate of Incorporation of the Company be amended by striking out and deleting all of the first sentence of the Fourth article of the Certificate of Incorporation and by inserting in such Certificate of Incorporation a new first sentence of such Fourth article which shall read as follows:

          "FOURTH: The total number of shares of all classes which the Corporation is authorized to issue is Fifty Three Million Seventy-One Thousand Two Hundred Seventy-Four (53,071,274) shares, of which stock Fifty Million (50,000,000) shares, par value $0.001 per share, shall be common stock ("Common Stock") and of which Three Million Seventy-One Thousand Two Hundred Seventy-Four (3,071,274), par value $0.001 per share, shall be preferred stock ("Preferred Stock")."

2. That the amendment has been consented to and approved by the required vote of the shareholders in accordance with Section 242 of the General Corporation Law of the State of Delaware.


IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Llavanya Fernando, its Chief Executive Officer as of this ___ day of December 2001.



Dated:  ______________,  2001         __________________________________________
                                      Llavanya Fernando, Chief Executive Officer

PROXY                                                                      PROXY

                                 @POS.COM, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR ANNUAL MEETING - DECEMBER 18, 2001

     The undersigned hereby appoints Llavanya Fernando and Gary Rummelhoff, or either of them, as Proxy, each with full power of substitution, to represent and vote all shares of stock of @pos.com, Inc. (the "Company") the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of the Company, to be held on December 18, 2001 at 1:30 p.m. at the corporate offices of the Company, located at 3051 North First Street, San Jose, CA 95134, or at any postponement or adjournment thereof, on the proposals set forth on the reverse side, and in their discretion upon such other business as may properly come before the Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2 AND 3.

1.   ELECTION OF DIRECTORS
     [_] FOR all nominees listed below for the terms set forth in the Proxy Statement (except as marked to the contrary below)

     [_]  WITHHOLD AUTHORITY to vote for the
          nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE THOUGH OR OTHERWISE STRIKE OUT THE NOMINEE'S NAME BELOW)

         Matthew C. Graves      Llavanya Fernando       James Dorrian


                (Continued, and to be signed, on the other side)

2. Proposal to amend the Fourth Article of the Certificate of Incorporation of the Company increasing the authorized Common Stock, par value $0.001 per share, from 12,000,000 to 50,000,000.

                  [_]  FOR       [_]  AGAINST     [_]  ABSTAIN


3. Proposal to amend the Company's 1996 Stock Plan to increase the number of shares available for grant thereunder from 3,450,000 shares to 3,950,000 shares.

                  [_]  FOR       [_]  AGAINST     [_]  ABSTAIN

4. In their discretion, upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR ITEMS 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDERS, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


[_] MARK IF YOU PLAN TO ATTEND THE MEETING.     Date:____________________, 2001.


                                                --------------------------------
                                                          Signature


                                                --------------------------------
                                                          Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS         Please sign exactly as your name
PROXY IN THE ENCLOSED ENVELOPE.                 appears hereon.  Persons signing
                                                as  officers  or  in a fiduciary
                                                capacity should so indicate.  If
                                                shares are held by joint tenants
                                                or as a community property, both
                                                should  sign.